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							   File Number:333-89354
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                              January 28, 2013

                           Pioneer Absolute Credit Return Fund

 Supplement to the August 1, 2012 Prospectus, as in effect and as may be amended from time to time

Fund summary

The following replaces the information in the "Management" chart in the section entitled "Fund summary":


PORTFOLIO MANAGEMENT   Andrew Feltus, Senior Vice President of Pioneer
                       (portfolio manager of the fund since 2011), Michael Temple, Senior Vice President and
                       Director of Fixed Income Credit Research at
                       Pioneer (portfolio manager of the fund since
                       2011), Thomas Swaney, Senior Vice President and Director of Alternative Fixed Income at
                       Pioneer (portfolio manager of the fund since
                       2013), Chin Liu, Quantitative Research Analyst at Pioneer (portfolio manager of the fund since
                       2011).

---------------------------------------

Management

The following replaces the corresponding information in the section entitled "Portfolio management":

Portfolio management

Portfolio management is the responsibility of Andrew Feltus, Michael Temple, Thomas Swaney and Chin Liu. Mr. Feltus, Mr. Temple and Mr. Swaney are responsible for day-to-day implementation of the fund's investment strategies. Mr. Liu provides investment management support to Mr. Feltus, Mr. Temple and Mr. Swaney in implementing the fund's portfolio hedging strategies. The portfolio managers may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited (PIML).

Mr. Feltus is a Portfolio Manager and Senior Vice President of Pioneer. He joined Pioneer in 1994 and has been an investment professional since 1991. Mr. Feltus has served as a portfolio manager of the fund since 2011.

Mr. Temple is a Senior Vice President and Director of Fixed Income Credit Research at Pioneer. He joined Pioneer in 2002 and has been an investment professional since 1991. Mr. Temple has served as a portfolio manager of the fund since 2011.

Mr. Swaney is a Senior Vice President and Director Alternative Fixed Income at Pioneer. He joined Pioneer in 2013 and has been an investment professional since 1996. Prior to joining Pioneer, Mr. Swaney was a portfolio manager and Head of Alternative Credit Strategies at J.P. Morgan Asset Management from 2010 until January 2013, and he was a portfolio manager and Head of Corporate Bond Portfolio Management at OFI Institutional Asset Management from 2002 until 2009. Mr. Swaney has served as a portfolio manager of the fund since January 2013.

Mr. Liu is a Quantitative Research Analyst at Pioneer. He joined Pioneer in 2007 and has been an investment professional since 2005. Prior to joining Pioneer, Mr. Liu was a quantitative equity analyst for Numeric Investors and a customer investment researcher for E Trade Financial. Mr. Liu has served as a portfolio manager of the fund since 2011.


                                                                  26347-00-0113
                                       (C) 2013 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC